Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 006
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan invests in various investment securities that are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risks associated with certain investment securities, it is at least reasonably possible that changes in the fair values of investment securities will occur in the near term, and that such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits.

The Plan’s exposure to concentrations of credit risk is dependent upon the investments selected by participants. The Plan’s investments in LNC common stock and the LNL investment contract represented 8% and 16% of the Plan’s net assets, respectively, as of December 31, 2025 and 2024.